Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ChineseInvestors.com, Inc. (the “Company”) for the fiscal year ended May 31, 2018, as filed with the Securities and Exchange Commission (the “Report”) , the undersigned officers of the Company do hereby certify, pursuant to Title 18 of the United States Code Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2018

/s/ Wei Wang
Wei Wang
Chief Executive Officer

/s/ Paul Dickman
Paul Dickman Chief Financial Officer